                                                                    EXHIBIT 99.7


(MERRILL LYNCH LOGO)           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-14HE
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS


                          $[325,000,000] (APPROXIMATE)

                              TERWIN MORTGAGE TRUST
                ASSET-BACKED CERTIFICATES, SERIES TMTS 2005-14HE


                            (THE WINTER GROUP LOGO)


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         SPECIALIZED LOAN SERVICING, LLC
                                    SERVICER

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
      SERVICING ADMINISTRATOR, BACKUP SERVICER AND SECURITIES ADMINISTRATOR

                         U.S. BANK NATIONAL ASSOCIATION
                                     TRUSTEE

                                  JULY 19, 2005



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-14HE
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS

                                                                           % OF AGGREGATE
                                                   AGGREGATE ORIGINAL     PRINCIPAL BALANCE             AVG
RANGE ($)                     NUMBER OF LOANS      PRINCIPAL BALANCE      AS OF CUT-OFF DATE      CURRENT BALANCE
------------------------   --------------------   --------------------   --------------------   --------------------
0-24,999.01                                  13   $         276,000.00                   0.14   $          21,044.25
25,000.01 - 50,000.00                       171   $       6,817,783.24                   3.35   $          39,562.09
50,000.01 - 75,000.00                       192   $      12,189,950.96                   5.98   $          63,216.69
75,000.01 - 100,000.00                      161   $      14,097,856.78                   6.92   $          87,277.90
100,000.01 - 125,000.00                     118   $      13,146,652.03                   6.45   $         111,230.66
125,000.01 - 150,000.00                      96   $      13,231,440.45                   6.49   $         137,662.22
150,000.01 - 175,000.00                      79   $      12,939,489.00                   6.35   $         163,670.14
175,000.01 - 200,000.00                      69   $      12,917,422.72                   6.34   $         187,063.84
200,000.01 - 225,000.00                      52   $      11,082,869.07                   5.44   $         212,891.44
225,000.01 - 250,000.00                      55   $      13,028,971.00                   6.39   $         236,777.94
250,000.01 - 275,000.00                      39   $      10,274,069.00                   5.04   $         263,323.85
275,000.01 - 300,000.00                      36   $      10,382,633.00                   5.09   $         288,235.45
300,000.01 - 333,700.00                      31   $       9,815,122.71                   4.82   $         316,387.31
333,700.01 - 350,000.00                      18   $       6,174,092.00                   3.03   $         342,911.12
350,000.01 - 600,000.00                     106   $      46,597,331.00                  22.87   $         439,074.98
600,000.01 -1,000,000.00                     14   $      10,811,000.00                   5.31   $         771,178.54
------------------------   --------------------   --------------------   --------------------   --------------------
TOTAL:                                    1,250   $     203,782,682.96                 100.00   $         162,771.42


                                    WA                    WA
RANGE ($)                        GROSS CPN              COMBLTV           GWAC       WA FICO
------------------------   --------------------   --------------------   ------    ----------
0-24,999.01                               8.719                  49.94                    592
25,000.01 - 50,000.00                     8.390                  71.50                    595
50,000.01 - 75,000.00                     7.731                  76.12                    623
75,000.01 - 100,000.00                    7.601                  77.81                    632
100,000.01 - 125,000.00                   7.474                  78.20                    662
125,000.01 - 150,000.00                   7.559                  79.85                    663
150,000.01 - 175,000.00                   7.301                  79.86                    689
175,000.01 - 200,000.00                   7.367                  79.09                    667
200,000.01 - 225,000.00                   7.516                  77.71                    672
225,000.01 - 250,000.00                   7.560                  77.46                    678
250,000.01 - 275,000.00                   7.477                  78.37                    689
275,000.01 - 300,000.00                   7.186                  73.17                    680
300,000.01 - 333,700.00                   7.364                  80.34                    664
333,700.01 - 350,000.00                   7.107                  73.17                    679
350,000.01 - 600,000.00                   7.052                  77.68                    682
600,000.01 -1,000,000.00                  6.779                  67.31                    695
------------------------   --------------------   --------------------   ------    ----------
TOTAL:                                    7.361                  76.99                    668


PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE

                                                  AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                      BALANCE AS OF       PRINCIPAL BALANCE             AVG
RANGE ($)                     NUMBER OF LOANS         CUT-OFF DATE        AS OF CUT-OFF DATE      CURRENT BALANCE
------------------------   --------------------   --------------------   --------------------   --------------------
0-24,999.01                                  13   $         273,575.20                   0.13   $          21,044.25
25,000.01 - 50,000.00                       174   $       6,914,254.46                   3.40   $          39,737.09
50,000.01 - 75,000.00                       191   $      12,137,547.65                   5.97   $          63,547.37
75,000.01 - 100,000.00                      159   $      13,902,661.53                   6.83   $          87,438.12
100,000.01 - 125,000.00                     119   $      13,248,662.24                   6.51   $         111,333.30
125,000.01 - 150,000.00                      95   $      13,092,129.15                   6.43   $         137,811.89
150,000.01 - 175,000.00                      79   $      12,929,940.80                   6.35   $         163,670.14
175,000.01 - 200,000.00                      69   $      12,907,404.69                   6.34   $         187,063.84
200,000.01 - 225,000.00                      52   $      11,070,354.71                   5.44   $         212,891.44
225,000.01 - 250,000.00                      55   $      13,022,786.46                   6.40   $         236,777.94
250,000.01 - 275,000.00                      39   $      10,269,630.14                   5.05   $         263,323.85
275,000.01 - 300,000.00                      36   $      10,376,476.31                   5.10   $         288,235.45
300,000.01 - 333,700.00                      31   $       9,808,006.50                   4.82   $         316,387.31
333,700.01 - 350,000.00                      18   $       6,172,400.20                   3.03   $         342,911.12
350,000.01 - 600,000.00                     106   $      46,541,948.40                  22.87   $         439,074.98
600,000.01 -1,000,000.00                     14   $      10,796,499.61                   5.31   $         771,178.54
------------------------   --------------------   --------------------   --------------------   --------------------
TOTAL:                                    1,250   $     203,464,278.05                 100.00   $         162,771.42


                                   WA                     WA
RANGE ($)                       GROSS CPN               COMBLTV           GWAC       WA FICO
------------------------   --------------------   --------------------   ------    ----------
0-24,999.01                               8.719                  49.94                    592
25,000.01 - 50,000.00                     8.371                  71.22                    595
50,000.01 - 75,000.00                     7.724                  76.27                    623
75,000.01 - 100,000.00                    7.608                  77.89                    632
100,000.01 - 125,000.00                   7.481                  78.17                    661
125,000.01 - 150,000.00                   7.553                  79.89                    664
150,000.01 - 175,000.00                   7.301                  79.86                    689
175,000.01 - 200,000.00                   7.367                  79.09                    667
200,000.01 - 225,000.00                   7.516                  77.71                    672
225,000.01 - 250,000.00                   7.560                  77.46                    678
250,000.01 - 275,000.00                   7.477                  78.37                    689
275,000.01 - 300,000.00                   7.186                  73.17                    680
300,000.01 - 333,700.00                   7.364                  80.34                    664
333,700.01 - 350,000.00                   7.107                  73.17                    679
350,000.01 - 600,000.00                   7.052                  77.68                    682
600,000.01 -1,000,000.00                  6.779                  67.31                    695
------------------------   --------------------   --------------------   ------    ----------
TOTAL:                                    7.361                  76.99                    668


CURRENT MORTGAGE RATES OF MORTGAGE LOANS

                                             AGGREGATE PRINCIPAL     % OF AGGREGATE
                                                BALANCE AS OF       PRINCIPAL BALANCE            AVG
MORTGAGE RATES (%)      NUMBER OF LOANS         CUT-OFF DATE        AS OF CUT-OFF DATE      CURRENT BALANCE
------------------   --------------------   --------------------   --------------------   --------------------
5.000 - 5.499                           1   $         493,743.49                   0.24   $         493,743.49
5.500 - 5.999                          17   $       4,329,055.79                   2.13   $         254,650.34
6.000 - 6.499                          94   $      24,119,078.87                  11.85   $         256,585.95
6.500 - 6.999                         207   $      46,822,829.05                  23.01   $         226,197.24
7.000 - 7.499                         211   $      32,029,305.70                  15.74   $         151,797.66
7.500 - 7.999                         310   $      47,548,026.33                  23.37   $         153,380.73
8.000 - 8.499                         200   $      26,039,257.04                  12.80   $         130,196.29
8.500 - 8.999                         137   $      15,817,696.38                   7.77   $         115,457.64
9.000 - 9.499                          45   $       4,506,498.29                   2.21   $         100,144.41
9.500 - 9.999                          19   $       1,366,415.09                   0.67   $          71,916.58
10.000 - 10.499                         3   $         160,958.54                   0.08   $          53,652.85
10.500 - 10.999                         2   $          98,408.21                   0.05   $          49,204.11
11.000 - 11.499                         4   $         133,005.27                   0.07   $          33,251.32
------------------   --------------------   --------------------   --------------------   --------------------
TOTAL:                              1,250   $     203,464,278.05                 100.00   $         162,771.42


                             WA                     WA
MORTGAGE RATES (%)        GROSS CPN               COMBLTV           GWAC       WA FICO
------------------   --------------------   --------------------   ------    ----------
5.000 - 5.499                       5.400                  79.52                    742
5.500 - 5.999                       5.794                  69.88                    654
6.000 - 6.499                       6.248                  74.84                    683
6.500 - 6.999                       6.689                  74.29                    688
7.000 - 7.499                       7.224                  78.22                    660
7.500 - 7.999                       7.694                  79.04                    665
8.000 - 8.499                       8.206                  78.62                    651
8.500 - 8.999                       8.663                  78.70                    654
9.000 - 9.499                       9.096                  77.92                    652
9.500 - 9.999                       9.554                  78.70                    616
10.000 - 10.499                    10.140                  62.98                    572
10.500 - 10.999                    10.764                  72.84                    551
11.000 - 11.499                    11.233                  56.69                    580
------------------   --------------------   --------------------   ------    ----------
TOTAL:                              7.361                  76.99                    668


ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS


                                             AGGREGATE PRINCIPAL      % OF AGGREGATE
                                                 BALANCE AS OF       PRINCIPAL BALANCE            AVG
ORIGINAL TERM (MOS)     NUMBER OF LOANS          CUT-OFF DATE        AS OF CUT-OFF DATE      CURRENT BALANCE
-------------------   --------------------   --------------------   --------------------   --------------------
000 - 180                              101   $       7,603,670.74                   3.74   $          75,283.87
181 - 240                               54   $       3,704,447.89                   1.82   $          68,600.89
241 - 360                            1,095   $     192,156,159.42                  94.44   $         175,485.08
-------------------   --------------------   --------------------   --------------------   --------------------
TOTAL:                               1,250   $     203,464,278.05                 100.00   $         162,771.42



                              WA                     WA
ORIGINAL TERM (MOS)        GROSS CPN               COMBLTV           GWAC      WA FICO
-------------------   --------------------   --------------------   ------    ----------
000 - 180                            7.366                  72.00                    612
181 - 240                            7.588                  72.66                    592
241 - 360                            7.357                  77.27                    672
-------------------   --------------------   --------------------   ------    ----------
TOTAL:                               7.361                  76.99                    668


STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS


                                               AGGREGATE PRINCIPAL     % OF AGGREGATE
                                                  BALANCE AS OF       PRINCIPAL BALANCE             AVG
REMAINING TERM (MOS)      NUMBER OF LOANS         CUT-OFF DATE        AS OF CUT-OFF DATE      CURRENT BALANCE
--------------------   --------------------   --------------------   --------------------   --------------------
1-60                                      1   $          11,668.89                   0.01   $          11,668.89
061 - 120                                 5   $         138,647.80                   0.07   $          27,729.56
121 - 180                                95   $       7,453,354.05                   3.66   $          78,456.36
181 - 240                                54   $       3,704,447.89                   1.82   $          68,600.89
241-300                                   1   $         190,738.36                   0.09   $         190,738.36
301 - 360                             1,094   $     191,965,421.06                  94.35   $         175,471.13
--------------------   --------------------   --------------------   --------------------   --------------------
TOTAL:                                1,250   $     203,464,278.05                 100.00   $         162,771.42


                                WA                    WA
REMAINING TERM (MOS)        GROSS CPN               COMBLTV           GWAC      WA FICO
--------------------   --------------------   --------------------   ------    ----------
1-60                                  7.600                   7.74                    619
061 - 120                             8.692                  60.79                    581
121 - 180                             7.341                  72.31                    613
181 - 240                             7.588                  72.66                    592
241-300                               7.850                  80.00                    554
301 - 360                             7.356                  77.27                    672
--------------------   --------------------   --------------------   ------    ----------
TOTAL:                                7.361                  76.99                    668


                                AGGREGATE PRINCIPAL    % OF AGGREGATE        AVG
                     NUMBER OF     BALANCE AS OF      PRINCIPAL BALANCE    CURRENT       WA        WA
MORTGAGE INSURANCE    LOANS         CUT-OFF DATE     AS OF CUT-OFF DATE    BALANCE    GROSS CPN  COMBLTV  GWAC  WA FICO
------------------   ---------  -------------------  ------------------  -----------  ---------  -------  ----  -------
Yes                        37    $  6,049,868.35                   297%  $163,509.96    7.157      79.46          696
NO                      1,213    $197,414,409.70                 97.03   $162,748.90    7.368      76.91          667
------------------   ---------  -------------------  ------------------  -----------  ---------  -------  ----  -------
TOTAL:                  1,250    $203,464,278.05                100.00   $162,771.42    7.361      76.99          668


                                AGGREGATE PRINCIPAL    % OF AGGREGATE        AVG
                     NUMBER OF     BALANCE AS OF      PRINCIPAL BALANCE    CURRENT        WA        WA
LIEN                   LOANS        CUT-OFF DATE     AS OF CUT-OFF DATE    BALANCE    GROSS CPN  COMBLTV  GWAC  WA FICO
------------------   ---------  -------------------  ------------------  -----------  ---------  -------  ----  -------
1                       1,250    $203,464,278.05            10000%       $162,771.42     7.361     76.99           668
2
------------------   ---------  -------------------  ------------------  -----------  ---------  -------  ----  -------
TOTAL:                  1,250    $203,464,278.05            100.00       $162,771.42     7.361     76.99           668

                                AGGREGATE PRINCIPAL     % OF AGGREGATE       AVG
                     NUMBER OF     BALANCE AS OF      PRINCIPAL BALANCE    CURRENT        WA       WA
SEASONING(MOS)         LOANS        CUT-OFF DATE     AS OF CUT-OFF DATE    BALANCE    GROSS CPN  COMBLTV  GWAC  WA FICO
------------------   ---------  -------------------  ------------------  -----------  ---------  -------  ----  -------
2                          183     $ 38,213,072.00            1878%      $208,814.60      7.416    76.85            680
3                          490     $101,399,061.72            4984%      $206,936.86      7.353    77.75            691
4                          108     $ 16,738,382.91             823%      $154,985.03      7.145    75.62            669
5                           66     $  6,992,369.18             344%      $105,944.99      7.449    71.87            620
6                           75     $  6,439,149.33             316%      $ 85,855.32      7.713    77.28            606
7                           59     $  5,313,377.92             261%      $ 90,057.25      7.519    78.57            606
8                           89     $  8,909,514.17             438%      $100,106.90      7.241    76.37            626
9                           95     $ 10,337,303.70             508%      $108,813.72      7.325    77.24            597
10                          82     $  8,923,256.78             439%      $108,820.20      7.384    74.61            601
11                           3     $    198,790.34            0.10       $ 66,263.45      7.069    82.43            584
------------------   ---------  -------------------  ------------------  -----------  ---------  -------  ----  -------
TOTAL:                   1,250     $203,464,278.05          100.00       $162,771.42      7.361    76.99            668


COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS


                                AGGREGATE PRINCIPAL     % OF AGGREGATE       AVG
                     NUMBER OF     BALANCE AS OF      PRINCIPAL BALANCE    CURRENT       WA        WA
COMBINED LTVS          LOANS        CUT-OFF DATE     AS OF CUT-OFF DATE    BALANCE    GROSS CPN  COMBLTV  GWAC  WA FICO
------------------   ---------  -------------------  ------------------  -----------  ---------  -------  ----  -------
0.01 - 25.00                11      $  1,109,636.65              0.55    $100,876.06      7.721    19.96            632
25.01 - 30.00                2      $     93,805.43              0.05    $ 46,902.72      7.175    26.87            672
30.01 - 35.00                9      $    485,026.73              0.24    $ 53,891.86      7.525    32.10            602
35.01 - 40.00                6      $    301,725.47              0.15    $ 50,287.58      8.068    36.80            578
40.01 - 45.00               14      $  1,984,599.24              0.98    $141,757.09      6.671    42.11            699
45.01 - 50.00               17      $  2,696,585.83              1.33    $158,622.70      6.854    48.87            649
50.01 - 55.00               16      $  1,845,480.11              0.91    $115,342.51      6.924    52.95            650
55.01 - 60.00               25      $  3,097,597.57              1.52    $123,903.90      7.088    57.20            621
60.01 - 65.00               45      $  8,132,668.21              4.00    $180,725.96      6.755    63.67            640
65.01 - 70.00              105      $ 15,837,389.93              7.78    $150,832.29      7.040    69.31            663
70.01 - 75.00               83      $ 13,842,858.02              6.80    $166,781.42      7.251    73.75            653
75.01 - 80.00              715      $129,493,174.16             63.64    $181,109.33      7.465    79.83            682
80.01 - 85.00               95      $ 11,648,831.79              5.73    $122,619.28      7.341    83.38            629
85.01 - 90.00               76      $  9,040,471.98              4.44    $118,953.58      7.516    89.66            619
90.01 - 95.00               26      $  3,227,864.23              1.59    $124,148.62      7.512    94.25            661
95.01 - 100.00               5      $    626,562.70              0.31    $125,312.54      7.818   100.00            657
------------------   ---------  -------------------  ------------------  -----------  ---------  -------  ----  -------
TOTAL:                   1,250      $203,464,278.05            100.00    $162,771.42      7.361    76.99            668


OWNER OCCUPANCY OF MORTGAGE LOANS


                                AGGREGATE PRINCIPAL     % OF AGGREGATE       AVG
                     NUMBER OF     BALANCE AS OF      PRINCIPAL BALANCE    CURRENT        WA        WA
OWNER OCCUPANCY        LOANS        CUT-OFF DATE     AS OF CUT-OFF DATE    BALANCE    GROSS CPN  COMBLTV  GWAC  WA FICO
------------------   ---------  -------------------  ------------------  -----------  ---------  -------  ----  -------
OWNER                      802      $132,584,506.02               65.16  $165,317.34     7.183     76.21           652
INVESTMENT                 428      $ 66,543,967.25               32.71  $155,476.56     7.755     78.85           699
SECOND HOME                 20      $  4,335,804.78                2.13  $216,790.24     6.784     72.16           690
------------------   ---------  -------------------  ------------------  -----------  ---------  -------  ----  -------
TOTAL:                   1,250      $203,464,278.05              100.00  $162,771.42     7.361     76.99           668


PROPERTY TYPE OF MORTGAGE LOANS


                                         AGGREGATE PRINCIPAL    % OF AGGREGATE       AVG
                              NUMBER OF     BALANCE AS OF      PRINCIPAL BALANCE    CURRENT       WA         WA
PROPERTY TYPES                  LOANS        CUT-OFF DATE     AS OF CUT-OFF DATE    BALANCE    GROSS CPN  COMBLTV  GWAC  WA FICO
---------------------------   ---------  -------------------  ------------------  -----------  ---------  -------  ----  -------
SINGLE FAMILY RESIDENCE            923      $132,269,476.20            65.01      $143,303.87     7.295     76.86            661
2-4 FAMILY                         184      $ 48,207,773.24            23.69      $261,998.77     7.646     77.73            684
PUD                                 71      $ 11,477,777.73             5.64      $161,658.84     7.065     73.46            650
CONDO - LOW RISE <5 FLOORS          44      $  7,548,817.22             3.71      $171,564.03     7.273     78.73            696
TOWNHOUSE                           14      $  1,931,717.00             0.95      $137,979.79     7.078     79.81            711
CONDO - HIGH RISE >8 FLOORS          7      $  1,564,680.00             0.77      $223,525.71     7.137     76.81            683
MANUFACTURED HOUSING                 6      $    336,956.49             0.17      $ 56,159.42     7.775     79.05            684
CO-OP                                1      $    127,080.17             0.06      $127,080.17     6.750     95.00            709
---------------------------   ---------  -------------------  ------------------  -----------  ---------  -------  ----  -------
TOTAL:                           1,250      $203,464,278.05           100.00      $162,771.42     7.361     76.99            668


LOAN PURPOSE OF MORTGAGE LOANS

                                         AGGREGATE PRINCIPAL   % OF AGGREGATE         AVG
                              NUMBER OF    BALANCE AS OF      PRINCIPAL BALANCE    CURRENT        WA         WA
LOAN PURPOSE                    LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE   BALANCE     GROSS CPN  COMBLTV  GWAC  WA FICO
---------------------------   ---------  -------------------  ------------------  -----------  ---------  -------  ----  -------
CASH OUT                            577      $ 78,016,257.24               38.34  $135,210.15      7.236    74.78            637
PURCHASE                            593      $112,429,832.63               55.26  $189,595.00      7.500    78.91            691
RATE/TERM REFI                       80      $ 13,018,188.18                6.40  $162,727.35      6.914    73.66            658
---------------------------   ---------  -------------------  ------------------  -----------  ---------  -------  ----  -------
TOTAL:                            1,250      $203,464,278.05              100.00  $162,771.42      7.361    76.99            668


DOCUMENT TYPE OF MORTGAGE LOANS

                                         AGGREGATE PRINCIPAL    % OF AGGREGATE        AVG
                              NUMBER OF      BALANCE AS OF     PRINCIPAL BALANCE    CURRENT       WA         WA
DOCUMENT TYPE                   LOANS        CUT-OFF DATE     AS OF CUT-OFF DATE    BALANCE    GROSS CPN  COMBLTV  GWAC  WA FICO
---------------------------   ---------  -------------------  ------------------  -----------  ---------  -------  ----  -------
FULL DOCUMENTATION                  624      $ 76,318,835.58               37.51  $122,305.83      7.212    77.67            648
REDUCED DOCUMENTATION               315      $ 59,795,101.09               29.39  $189,825.72      7.410    76.94            671
STATED DOCUMENTATION                120      $ 27,188,176.21               13.36  $226,568.14      7.611    75.53            681
NO RATIO                            104      $ 25,706,836.33               12.63  $247,181.12      7.378    77.75            689
NO INCOME/NO ASSET                   87      $ 14,455,328.84                7.10  $166,153.21      7.451    74.94            700
---------------------------   ---------  -------------------  ------------------  -----------  ---------  -------  ----  -------
TOTAL:                            1,250      $203,464,278.05              100.00  $162,771.42      7.361    76.99            668

PRODUCT TYPE OF MORTGAGE LOANS


                                           AGGREGATE PRINCIPAL     % OF AGGREGATE      AVG
                                NUMBER OF    BALANCE AS OF       PRINCIPAL BALANCE    CURRENT       WA        WA
PRODUCT TYPE                      LOANS      CUT-OFF DATE       AS OF CUT-OFF DATE    BALANCE    GROSS CPN  COMBLTV  GWAC  WA FICO
-----------------------------   ---------  -------------------  ------------------  -----------  ---------  -------  ----  -------
30 YEAR FIXED RATE                    812      $125,093,600.06               61.48  $154,056.16      7.398    77.37            662
30 YEAR FIXED RATE 10 YEAR IO         281      $ 66,715,821.00               32.79  $237,422.85      7.276    77.07            691
15 YEAR FIXED RATE                     95      $  7,453,354.05                3.66  $ 78,456.36      7.341    72.31            613
20 YEAR FIXED RATE                     54      $  3,704,447.89                1.82  $ 68,600.89      7.588    72.66            592
25 YEAR FIXED RATE                      1      $    190,738.36                0.09  $190,738.36      7.850    80.00            554
30 YEAR FIXED RATE 5 YEAR IO            1      $    156,000.00                0.08  $156,000.00      8.375    80.00            623
10 YEAR FIXED RATE                      5      $    138,647.80                0.07  $ 27,729.56      8.692    60.79            581
5 YEAR FIXED RATE                       1      $     11,668.89                0.01  $ 11,668.89      7.600     7.74            619
-----------------------------   ---------  -------------------  ------------------  -----------  ---------  -------  ----  -------
TOTAL:                              1,250      $203,464,278.05              100.00  $162,771.42      7.361    76.99            668

** FOR ARM LOANS PLEASE BREAK OUT 2/28, 3/27, 5/25 BY PERCENTAGE

** FOR IO LOANS PLEASE INCLUDE LENGTH OF AMORTIZATION TERM AND FIXED RATE TERM (2YR, 3YR, 5YR, 10YR)


GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS


                                           AGGREGATE PRINCIPAL     % OF AGGREGATE      AVG
                                NUMBER OF    BALANCE AS OF       PRINCIPAL BALANCE    CURRENT       WA        WA
STATE                             LOANS      CUT-OFF DATE       AS OF CUT-OFF DATE    BALANCE    GROSS CPN  COMBLTV  GWAC  WA FICO
-----------------------------   ---------  -------------------  ------------------  -----------  ---------  -------  ----  -------
NEW YORK                               79      $ 27,436,197.93               13.48  $347,293.64      7.197    76.67            678
CALIFORNIA                             79      $ 27,218,782.51               13.38  $344,541.55      6.843    74.48            676
TEXAS                                 236      $ 22,507,220.08               11.06  $ 95,369.58      7.504    76.77            631
OTHER                                 856      $126,302,077.53               62.08  $147,549.16      7.484    77.64            671
-----------------------------   ---------  -------------------  ------------------  -----------  ---------  -------  ----  -------
TOTAL:                              1,250      $203,464,278.05              100.00  $162,771.42      7.361    76.99            668

PREPAY PENALTY FOR MORTGAGE LOANS

                                           AGGREGATE PRINCIPAL     % OF AGGREGATE      AVG
                                NUMBER OF    BALANCE AS OF       PRINCIPAL BALANCE    CURRENT       WA        WA
PREPAY PENALTY                    LOANS      CUT-OFF DATE       AS OF CUT-OFF DATE    BALANCE    GROSS CPN  COMBLTV  GWAC  WA FICO
-----------------------------   ---------  -------------------  ------------------  -----------  ---------  -------  ----  -------
HAS PREPAY PENALTY                    577      $ 94,554,332.85               46.47  $163,872.33      7.217    77.63            672
NONE                                  673      $108,909,945.20               53.53  $161,827.56      7.487    76.44            665
-----------------------------   ---------  -------------------  ------------------  -----------  ---------  -------  ----  -------
TOTAL:                              1,250      $203,464,278.05              100.00  $162,771.42      7.361    76.99            668


PREPAY TERM FOR MORTGAGE LOANS

                                           AGGREGATE PRINCIPAL     % OF AGGREGATE      AVG
                                NUMBER OF    BALANCE AS OF       PRINCIPAL BALANCE    CURRENT       WA        WA
PREPAY TERM                       LOANS      CUT-OFF DATE       AS OF CUT-OFF DATE    BALANCE    GROSS CPN  COMBLTV  GWAC  WA FICO
-----------------------------   ---------  -------------------  ------------------  -----------  ---------  -------  ----  -------
6                                       2      $    236,200.00                0.12  $118,100.00      7.503    74.30           718
12                                     38      $ 11,052,605.74                5.43  $290,858.05      7.322    78.94           690
24                                    116      $ 17,978,038.43                8.84  $154,983.09      7.433    77.48           689
30                                      2      $    345,430.18                0.17  $172,715.09      7.299    85.00           581
36                                    405      $ 63,175,190.81               31.06  $155,988.13      7.140    77.31           664
60                                     13      $  1,730,939.91                0.85  $133,149.22      7.008    81.15           697
NO PREPAY PENALTY                     673      $108,909,945.20               53.54  $161,827.56      7.487    76.44           665
-----------------------------   ---------  -------------------  ------------------  -----------  ---------  -------  ----  -------
TOTAL:                              1,249      $203,428,350.27              100.00  $162,872.98      7.361    76.99           668


FICO SCORES OF MORTGAGE LOANS

                                           AGGREGATE PRINCIPAL     % OF AGGREGATE      AVG
                                NUMBER OF    BALANCE AS OF       PRINCIPAL BALANCE    CURRENT       WA        WA
FICO SCORES                       LOANS      CUT-OFF DATE       AS OF CUT-OFF DATE    BALANCE    GROSS CPN  COMBLTV  GWAC  WA FICO
-----------------------------   ---------  -------------------  ------------------  -----------  ---------  -------  ----  -------
500 TO 519                              1      $    170,906.60                0.08  $170,906.60      9.000    90.00            518
520 TO 539                             13      $    743,585.11                0.37  $ 57,198.85      8.323    70.54            533
540 TO 559                             81      $  6,185,949.71                3.04  $ 76,369.75      8.295    74.53            552
560 TO 579                            112      $  8,982,952.58                4.42  $ 80,204.93      7.764    73.77            570
580 TO 599                            130      $ 11,531,503.16                5.67  $ 88,703.87      7.478    76.17            589
600 TO 619                            173      $ 15,780,057.55                7.76  $ 91,214.21      7.377    77.04            612
620 TO 639                             83      $ 18,423,157.27                9.05  $221,965.75      7.373    77.22            626
640 TO 659                             92      $ 21,074,643.54               10.36  $229,072.21      7.499    77.64            648
660 TO 679                            115      $ 25,390,652.30               12.48  $220,788.28      7.327    78.12            668
680 TO 699                            139      $ 33,938,663.15               16.68  $244,163.04      7.171    76.55            686
700 TO 719                             77      $ 16,115,887.63                7.92  $209,297.24      7.467    73.91            710
720 TO 739                            118      $ 23,238,766.32               11.42  $196,938.70      7.226    79.32            725
740 TO 759                             46      $  9,249,088.87                4.55  $201,067.15      7.089    78.72            750
760 TO 779                             39      $  6,992,423.29                3.44  $179,292.90      7.148    78.72            769
780 TO 799                             25      $  3,910,666.63                1.92  $156,426.67      6.823    74.46            786
800 TO 819                              5      $  1,664,432.54                0.82  $332,886.51      7.267    77.57            810
NOT AVAILABLE                           1      $     70,941.80                0.03  $ 70,941.80      7.000    78.89              0
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              1,250      $203,464,278.05              100.00  $162,771.42      7.361    76.99            668